EXHIBIT 10.146

                               RESELLER AGREEMENT

This Reseller Agreement (the "Agreement"), is entered into on the latest date of the signatures below ("Effective Date") by and between Williams-Sterling, Inc., a Virginia corporation with its principal location at 21153 Gibson's Lane, Lignum, VA 22726-1956 ("WSI"), and HiEnergy Technologies, Inc., a Delaware Corporation, with its principal location at 1601B Alton Parkway, Irvine, CA 92606, and all of its subsidiaries ("Vendor").

In exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Vendor and WSI agree as follows:

1) Right to Resell. During the term of this Agreement, Vendor grants to WSI and WSI accepts the non-exclusive right to resell the products listed in Exhibit A ("Products").

2) Vendor Warranty. Vendor warrants that the Products will perform substantially in accordance with the Documentation and other specifications published by Vendor.

3) Regulatory Compliance. Vendor shall comply with the following Federal Acquisition Regulation (FAR) clauses: (i) 52.212-4 Contract Terms and Conditions
- Commercial Items; (ii) 52.222-26, Equal Opportunity; (iii) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era; (iv) 52.222-36, Affirmative Action for Workers with Disabilities; (v) 52.225-1, Buy American Act -- Balance of Payments Program -- Supplies; (vi) 52.225-2, Buy American Act Balance of Payments Program Certificate; (vii) 52.225-5, Trade Agreements; (viii) 52.249-2, Termination for Convenience of the Government (Fixed-Price); and (ix) 52.249-8, Default (Fixed-Price Supply and Service). For purposes of this Agreement and any orders issued hereunder, the term "contract" shall mean this Agreement; the term "Contractor" shall mean Vendor; the term "Government" and "Contracting Officer" shall mean WSI, unless the function to be performed can only be performed by the Government.

4) Software License Grant. During the term of this Agreement Vendor grants to WSI a non-exclusive, non-transferable license to distribute the Interrogator software ("Software") to WSI customers ("License"). The Software shall be and remain the sole and exclusive products of Vendor and WSI shall have no rights whatsoever in or to the Software. WSI agrees not to remove from any copies of the Software any statements appearing thereon regarding copyrights or proprietary rights of Vendor. WSI shall not copy (in any form), distribute, sell, lease, assign, encumber, license or sub-license this Software or programs written using this Software, including derivative modifications or extensions of them, to any WSI Customer or other party without prior written consent from Vendor. WSI hereby acknowledges and agrees that the Software may be licensed by Vendor to other users without limitation of any kind. WSI acknowledges that the license granted hereby extends solely to WSI Customer and that Software shall not be used by any other division, subsidiary or affiliated entity. WSI acknowledges that the computer program, manuals and related data which comprise or are related to the Software are proprietary products of Vendor who retains all rights, title and interest, including copyright to these products. WSI agrees that the Software source code of Interrogator(TM) constitutes protected information, which is equivalent to trade secret information of Vendor, whether or not any portion thereof is or may be the subject of a valid copyright or patent. WSI agrees not to reverse assemble, reverse compile, reverse engineer or otherwise attempt to discover the source code of any of the Software, except to the extent WSI may be expressly permitted by HiEnergy. The Software is subject to the U.S. Governments Restricted Rights Legend and use, duplication, or disclosure by the Government is subject to restrictions set forth in Subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 52.227-7013 of the Department of Defense Federal Acquisition Regulations (FAR). The software is provided subject to Vendor's standard commercial software license ("Commercial License"); provided, however, software acquired for use within or for any United States federal agency is provided with "LIMITED RIGHTS" and "RESTRICTED RIGHTS" as defined in DFARS 252.227-7015 and FAR 52.227-19.

4) Order Cancellation. WSI may cancel without penalty or cost any order for which the underlying order by a WSI customer has been canceled prior to acceptance and WSI may return for a full refund and without penalty any Products received by WSI in connection with such order.

5) Delivery Schedule. In the event Vendor is unable to deliver WSI's entire order according to the delivery schedule, WSI may, at its sole option, (i) cancel the order without penalty, or (ii) accept partial delivery, in which event such delivery shall be separately invoiced and paid for. If WSI accepts partial delivery, it may cancel the remainder of its order at any time at least five (5) days prior to Vendor's shipment of the remaining portion.

6) Pricing. The prices for Products shall be sold for the term of this Agreement to WSI at no higher price than the price set forth in Exhibit A hereto. The stated prices and discounts on Exhibit A shall be firm.

7) Controlling Terms and Conditions. The terms and conditions of this Agreement shall apply to each order accepted or shipped by Vendor hereunder. Vendor agrees that any terms or conditions contained in any acknowledgment, invoice or other form issued by Vendor shall not be binding on WSI to the extent that such terms and conditions are additional to or inconsistent with those contained in this Agreement, and no act of WSI other than an express agreement in writing shall be deemed an acceptance of any such term or condition.

8) Payment Terms. Payment terms shall be net 30 days from receipt of Vendor's invoice. Reseller via its Escrow Agent shall be responsible for all End User billing, and collection of payments from End User.

9) Relationship of the Parties. The only relationship between WSI and Vendor which is intended to be created by this Agreement is that of independent contractors or reseller partner, and neither party shall be nor represent itself to be an agent, employee or joint venture of the other, nor shall either party transact any business in the name of the other, or on the other's behalf, or in any manner or form make promises, representations, or warranties or incur any liability, direct or indirect, contingent or fixed, for or on behalf of the other party

10) Indemnification; Limitation on Liability. Each party shall indemnify and save the other harmless from and against any and all liability for injury to persons or property occasioned wholly or in part by an act or omission of the other party, its sub-contractors, affiliates, suppliers, or employees, including any and all expense, legal or otherwise, incurred by the injured party in the claim or suit, actual or threatened, arising out of the use of the product or services performed under this Agreement; provided, however, that each party shall not be liable for injury to persons or property caused by the sole negligence of the other party, its agents or employees. Each Party shall notify the other within thirty (30) days of any claim or suit filed against the injured party which is covered by this indemnification provision and shall authorize representatives of the other party to settle or defend any such claim or suit and to represent the injured party in, or to take charge of, any litigation in connection therewith.

Except as otherwise specifically provided in this Agreement, each party shall provide reasonable cooperation and assistance and keep the other party informed of the progress of the defense of any claim or suit and will confer with each other on strategies for the defense and settlement of the claim. Each party's obligation to indemnify the other shall be reduced to the extent each Party's negligence contributed to the liability.

11) Infringement. Vendor will indemnify, defend, and hold harmless at its expense any claim or suit, actual or threatened, brought against WSI, its affiliates, shareholders, directors, officers, employees, contractors, agents and customers alleging (i) any product infringes a patent, copyright, trade mark, trade secret or other intellectual property right; (ii) any Product is in any way defective or does not conform to Vendor's published specifications, warranty, Documentation, advertisements or trade representations; and/or (iii) any act or omission to act by Vendor or its subcontractors and will pay all costs and damages finally awarded, if WSI provides Vendor (1) written notice within thirty (30) days of the claim; (2) all information reasonably requested that WSI possesses about the claim; (3) reasonable cooperation and assistance; and (4) sole authority to defend or settle the claim. In the event the product is held or is believed by Vendor to infringe, Vendor shall have the option, at its expense, to (a) modify the product to be non-infringing; (b) obtain for Customer, at Vendor's expense, a license to continue using the product; or (c) refund the replacement cost for the product. Vendor is not obligated to indemnify WSI under this provision if the claim results only from: (i) the unauthorized use of the product with other products not furnished or specified by Vendor provided there is a substantial non-infringing use for the product; or
(ii) unauthorized modifications to the product that are not made by Vendor or that are not made in accordance with Vendor's instructions. When under the authorization and consent of the United States Government to infringe United States patents (see FAR 52.227-1), Vendor's liability for infringement of such patents pursuant to such performance shall be limited to the extent of the obligation of WSI to indemnify or hold harmless the United States Government.

12) Limitation of Liability. EXCEPT FOR VENDOR'S IP INDEMNIFICATION OBLIGATIONS SET FORTH ABOVE IN SECTION 11 ABOVE, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST PROFITS, EVEN IF SUCH PARTY HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.

13) Rights to Trademarks and Intellectual Property. Reseller agrees that all of HiEnergy Technologies' rights, including but not limited to, intellectual property rights, trademarks, and copyrights, shall fully remain with HiEnergy Technologies. Reseller shall act merely as a reseller of products/services, and shall gain no rights over HiEnergy Technologies or HiEnergy Technologies products.


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14) Compliance with Laws. Both parties and their duly authorized representatives shall comply, at their own expense, with all applicable federal, state, and local laws, statues, ordinances, administrative or executive orders, regulations, and rules. As may be required by law, both parties agree to submit all reports, certifications, and other documents and shall provide all product information related to the handling of the products purchased under this Agreement.

Both parties agree to comply fully with all relevant export laws and regulations of the United States ("Export Laws") to assure that the product is not (1) exported, directly or indirectly, in violation of Export Laws; or (2) intended to be used for any purposes prohibited by the Export Laws.

15) Force Majeure. Neither party is liable for failing to fulfill its obligations due to causes beyond its reasonable control and without its fault or negligence. Examples of such causes include but are not limited to (1) acts of God or of the public enemy, (2) acts of the Government in either its sovereign or contractual capacity, (3) fires, (4) floods, (5) epidemics, (6) quarantine restrictions, (7) strikes, (8) freight embargoes, and (9) unusually severe weather. Each party must use reasonably best efforts to notify the other party of conditions that are expected to result in a delay in or failure of performance ("Force Majeure Conditions") within three (3) working days of the occurrence. If a Force Majeure Condition, which limits, delays or prevents the Vendor from performing its obligations under this Agreement, WSI may elect to:
(1) terminate an Order without any cost or penalty or (2) suspend an Order for the duration of the Force Majeure Condition.

15) Term. This Agreement shall commence on the Effective Date and remain effective for a period of one (1) year. After the one (1) year period, HiEnergy shall review the status of the Agreement and determine whether to extend the term. If at such time, there is no discernable revenue or any forecasting of revenues, the relationship shall immediately terminate upon ten (10) days prior written notice.

16) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without regards to the conflicts of law principles thereof, as applied to contracts entered into and/or performed entirely in that jurisdiction and the United Nations Convention on Contracts for the International Sale of Goods (1980). Notwithstanding the foregoing, any provision in this Order that is (i) incorporated in full text or by reference form, or substantially based on, the Federal Acquisition Regulation ("FAR") or similar governmental authority shall be construed and interpreted according to the federal common law of government contracts as applied by federal judicial bodies, Boards of Contract Appeals, and quasi-judicial agencies of the federal Government.

17) Disputes. Any dispute not disposed of within one-hundred twenty (120) days from the date either party receives written notification from the other party of the dispute, regardless of the causes of action alleged, will be resolved by arbitration in the Commonwealth of Virginia, before a single arbitrator who is knowledgeable in diagnostic technologies. Such arbitration will be conducted pursuant to the then current Commercial Arbitration Rules of the American Arbitration Association The Arbitrator shall be bound to follow the applicable subcontract provisions and the laws of the Commonwealth of Virginia and the federal substantive and procedural law of arbitration in adjudicating the dispute. Both Parties may appeal the Arbitrator's decision and may take any action, judicial or administrative, to appeal and overturn this decision. The arbitrator shall not have the power to award punitive or exemplary damages. Each Party will bear its own attorneys' fees and costs related to the arbitration. Any claim or action must be brought within two (2) years after the cause of such action.

Williams-Sterling, Inc.                  HiEnergy Technologies, Inc.

By: /s/ James H. Williams                By: /s/ James H. Williams
----------------------------------       -----------------------------------

Print Name/                              Print Name/
Title: James H. Williams, Chairman       Title: B.C. Maglich, CEO
Date:  01/23/06                          Date:  1/30/06

                                                     EXHIBIT A

                                     VENDOR PRODUCTS; LIST PRICES; WSI PRICE

WSI Pricing Matrix
COPY TO SHIRLEY THOMPSON
----------------------------------------------------------------------------------------------------------------------
 VENDOR NAME      VENDOR PART #        PRODUCT DESCRIPTION @ QTY 1       COMMERCIAL       ACTUAL STREET       WSI COST
                                                                        LIST, MSRP, @   PRICE/SALES PRICE     DISCOUNT
                                                                            QTY 1        QUANTITY ONE OR
                                                                                            GSA PRICE

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
HiEnergy        SIEGMA(TM) 3E3      SIEGMA(TM) 3E3 system - Includes 1                                         25.00%
                                    yr. warranty, shipping and
                                    handling. (excludes training,
                                    service & maintenance)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
HiEnergy        Car Bomb            Car Bomb Finder(TM) 3C5 - Includes                                         25.00%
                Finder(TM) 3C5      1 yr. warranty, shipping and
                                    handling. (excludes training, Parts
                                     & Labor service & maintenance)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
HiEnergy        Car Bomb Finder     Car Bomb Finder 3C4(TM) - Includes                                         25.00%
                3C4(TM)             First response Vehicle-Van, 1
                                    yr. warranty, shipping and Parts & Labor
                                    handling. (excludes training,
                                    service & maintenance)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
HiEnergy        STARRAY(TM)         STARRAY(TM) - Includes 1 yr.                                               25.00%
                                    warranty, shipping and handling.
                                    (excludes training, service &
                                    maintenance)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
HiEnergy        MP1                 Service, Maintenance & Training                                            25.00%
                (per unit)          - 1 yr. increment.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
HiEnergy        WRNT                Extended warranty - 1 yr                                                   25.00%
                                    increments
----------------------------------------------------------------------------------------------------------------------
WSI Pricing Matrix
COPY TO SHIRLEY THOMPSON
-------------------------------------------------------------------------------------------------------------
 VENDOR NAME     WSI ADDITIONAL       WARRANTY TYPE          WARRANTY TIME         WEIGHT        PRODUCTS
                 DISCOUNT% FOR     REPLACE SW, REPLACE                                          COUNTRY OF
                GWAC'S, IDIQ'S,     HW, DEPOT/ON-SITE                                             ORIGIN
                 BPA'S, STATE &
                   LOCAL, ETC
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
HiEnergy          n/a              Full - Software             1 YR.                105 lbs      U.S.A.
                                   Pro-rated-Hardware
                                   Parts & Labor

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
HiEnergy          n/a              Full - Software             1 YR.                   n/a          U.S.A.
                                   Pro-rated-Hardware


-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
HiEnergy          n/a              Full - Software             1 YR.                   n/a          U.S.A.
                                   Pro-rated-Hardware



-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
HiEnergy          n/a              Full - Software             1 YR.                   n/a          U.S.A.
                                   Pro-rated-Hardware
                                   Parts & Labor

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
HiEnergy          n/a               n/a                        n/a                     n/a          n/a

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
HiEnergy          n/a               n/a                        n/a                     n/a          n/a

-------------------------------------------------------------------------------------------------------------


PRICING AND PRODUCT LISTED ABOVE VALID FOR ONE YEAR

REMITTANCE INFORMATION:

Remit Payment Information
-------------------------
Accounts Payable Contact name:   Carrie Geyer
Address:  1601 Alton Parkway, Unit B
City, State, Zip:  Irvine, California    92606
Phone:   (949) 757-0855  Ext. 211
FAX:  (949) 757-1477
Email Address:  cgeyer@hienergyinc.com

Return Product Info
-------------------
Contact name:  Sean Moore
Address:  1601 Alton Parkway, Unit B
City, State, Zip:  Irvine, California    92606
Phone:   (949) 757-0857
Email Address: smoore@hienergyinc.com

Purchase Order Information
--------------------------
PO Contact Name:   Sean Moore
Address if different from above
City State Zip
Phone:  (949) 757-0860
FAX:   (949) 757-1477
Email Address:  smoore@hienergyinc.com

Pricing & Contract Contact
--------------------------
PO Contact Name:   Roger Spillmann
Address if different from above
City State Zip
Phone:  (949) 757-0860
FAX:   (949) 757-1477
Email Address:  rspillmann@hienergyinc.com

CURRENT COMPANY NAME:  HiEnergy Technologies, INC.
COMPANY TAX ID # 912-022-980
Internet address: www.hienergyinc.com